Loan Commitments	12 Months Ended
Jun. 30, 2017
Loan Commitments [Abstract]
LOAN COMMITMENTS

NOTE I - LOAN COMMITMENTS

The Banks are a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of their customers, including commitments to extend credit. Such commitments involve, to varying degrees, elements of credit and interest-rate risk in excess of the amount recognized in the consolidated statements of financial condition. The contract or notional amounts of the commitments reflect the extent of the Banks’ involvement in such financial instruments.

The Banks’ exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual notional amount of those instruments. The Banks use the same credit policies in making commitments and conditional obligations as those utilized for on-balance-sheet instruments.

At June 30, 2017 and 2016, the Banks had the following outstanding loan commitments:

	2017		2016
(in thousands)	Fixed	Variable	Fixed	Variable

Unused commitment:
Revolving, open-end lines secured by real estate	$--	$9,443	$--	$8,847
Commitments to fund real estate construction loans	692	2,365	1,609	3,311
Other unused commitment:
Commercial and industrial loans	1,121	--	1,082	--
Other	907	1,266	1,102	1,908
Letters of credit	--	--	--	--

Commitments to make loans are generally made for periods of 60 days or less. The fixed rate loan commitments at June 30, 2017 totaled $2.0 million and had interest rates ranging from 4.0% to 4.7% and maturities ranging from 7 years to 20 years. The fixed rate loan commitments at June 30, 2016 totaled $2.2 million and had interest rates ranging from 4.0% to 4.70% with maturities ranging from 5 years to 30 years.